Banking with a disciplined approach to growth DA Davidson West Coast Bank Tour Conference August 17-18, 2021

2 Nasdaq: BMRC Forward-Looking Statements This presentation may contain certain forward-looking statements that are based on management's current expectations regarding economic, legislative, and regulatory issues that may impact Bancorp's earnings in future periods. Forward- looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “intend,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Factors that could cause future results to vary materially from current management expectations include, but are not limited to, the businesses of Bank of Marin Bancorp and/or American River Bankshares may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the acquisition may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the acquisition; the ability to obtain required regulatory and shareholder approvals, and the ability to complete the acquisition on the expected timeframe may be more difficult, time-consuming or costly than expected; natural disasters (such as wildfires and earthquakes), our borrowers’ actual payment performance as loan deferrals related to the COVID-19 pandemic expire, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance, general economic conditions, economic uncertainty in the United States and abroad, changes in interest rates, deposit flows, real estate values, costs or effects of acquisitions, competition, changes in accounting principles, policies or guidelines, legislation or regulation (including the Coronavirus Aid, Relief and Economic Security Act of 2020, as amended, and the Economic Aid to Hard-Hit Small Businesses, Nonprofits and Venues Act of 2020), interruptions of utility service in our markets for sustained periods, and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting Bancorp's operations, pricing, products and services. These and other important factors are detailed in various securities law filings made periodically by Bancorp, copies of which are available from Bancorp without charge. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Bank of Marin Bancorp Recent awards: FIVE STAR BANK BAUER 3 Nasdaq: BMRC Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 349* Assets $4.0 billion** Footprint 35 locations across 10 Northern CA counties Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 *Includes employees added with acquisition of American River Bankshares on August 6, 2021 **Approximate total assets of Bank of Marin Bancorp and American River Bankshares on a combined basis as of June 30, 2021 (unaudited and excluding purchase accounting adjustments) COMMUNITY BANKERS CUP AWARD 2014 - 2015 - 2016 Piper Sandler Sm-All Stars: Class of 2020 SINCE 2003

Over 290 Years of Combined Management Experience Through Various Economic Cycles



Russell A. Colombo
Chief Executive Officer
- 46 years in banking
- 17 years with Bank of Marin



Tim Myers
President & Chief Operating Officer
- 25 years in finance and banking
- 14 years with Bank of Marin



Tani Girton
EVP, Chief Financial Officer
- 35 years in financial services
- 8 years with Bank of Marin



Rich Lewis
EVP, Chief Information Officer
- 25 years in financial services
- Joined Bank of Marin in 2020



Bob Gotelli
EVP, Human Resources
- 27 years of human resources experience
- 21 years with Bank of Marin



Beth Reizman
EVP, Chief Credit Officer
- 38 years in banking
- 25 years with Bank of Marin



Nikki Sloan
EVP, Head of Commercial Banking
- 20 years in banking
- Joined Bank of Marin in 2021



Nancy Rinaldi Boatright
SVP, Corporate Secretary
- 48 years in banking
- 19 years with Bank of Marin



Brandi Campbell
SVP, Retail Banking
- 31 years in banking
- Joined Bank of Marin in 2019

Bank of Marin Bancorp
4
Nasdaq: BMRC

5 Nasdaq: BMRC Balanced Approach to Growth Creates Long-Term Value 5 year average annual return: 7.86%1 1As of June 30, 2021 10 year average annual return: 7.81%1 Total annual shareholder return averages 10.19% over 20 years1 As of 8/13/21 the stock price was $36.11 Book Value per Common Share Closing Stock Price 1990 1995 2000 2005 2010 2015 2020 $— $10.00 $20.00 $30.00 $40.00 $50.00 $31.901 $26.711

Prudent, Sustainable Model for Loan Growth 6 Nasdaq: BMRC ($ billions) Five-year compound annual loan growth rate: 6.70% (3.92% excluding PPP loans) 2 1 Net of deferred unaccreted PPP loan fees and costs of $6.5 million. 2 Compounded annual growth rate from June 30, 2016 to June 30, 2021. PPP Loans: $248.3 million 1 $1.75 Excluding PPP Loans $1.49 $1.68 $1.76 $1.84 $2.09 $2.00 2016 2017 2018 2019 2020 Q2 2021 Total Loans 2016 2017 2018 2019 2020 Q2 2021 NPAs / Total Assets 0.03% 0.02% 0.03% 0.01% 0.32% 0.30 % NCO / Average Loans (0.16) % 0.01% — % — % — % — % Disciplined Underwriting Standards Mitigate Risk and Produce Strong Asset Quality Through Economic Cycles

7 Nasdaq: BMRC Payment Relief Program Status Update ◦ Since the onset of the pandemic, Bank of Marin provided payment relief for 269 loans totaling $402.9 million, most of which resumed normal payments or paid off. ◦ The table below outlines outstanding loan balances by industry/collateral type at 12/31/20 and 7/30/21: Payment Relief by Type Industry/Collateral type Outstanding Loan Balance 12/31/20 (in thousands) Weighted Average LTV Outstanding Loan Balance 7/30/21 (in thousands) Weighted Average LTV Education $17,580 26% $16,418 26 % Health Clubs 16,551 38% 13,350 57 % Office 15,883 44% 12,888 43 % Hospitality 12,439 49% — N/A Retail Related CRE 6,899 52% 719 46 % Auto Dealership 393 49% — N/A Non-CRE Related 121 N/A — N/A Residential Real Estate 1,130 60% — N/A Payment Relief Totals $70,996 40% $43,375 41%

Low-Cost Deposit Base: A Key Competitive Advantage ($ billions) 8 Nasdaq: BMRC 1 Compounded annual growth rate from June 30, 2016 to June 30, 2021. Q2 2021 Cost of Deposits 0.07% Five-year compound annual deposit growth rate: 9.49% (10.87% including off-balance sheet deposits) 1 Total Dep osits $1.77 $2.15 $2.17 $2.34 $2.50 $2.68 2016 2017 2018 2019 2020 Q2 2021 Non-Interest Bearing DDA, 54% Savings, 9% Money Market, 27% Time Deposits, 4% Interest Bearing DDA , 6% (up from 47% at 6/30/2016)

$1.52 $1.89 $1.27 $2.33 $2.48 $2.22 $0.45 $0.51 $0.56 $0.64 $0.80 $0.92 $18.4 $30.2 Earnings per Share Dividends per Share Net Income 2015 2016 2017 2018 2019 2020 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Dependable Earnings and Dividend Growth 9 Nasdaq: BMRC 1 Prior period share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018. 11 D ol la rs p er s ha re $M M Bank of Napa Acquisition & Tax Cuts and Jobs Act

Strong Capital Ratios Support Future Growth Opportunities 10 Nasdaq: BMRC 6.5% 8.0% 10.0% 5.0% 14.5% 14.5% 15.5% 10.0% Well Capitalized Threshold Bank of Marin Bancorp (as of 6/30/21) Common Equity Tier-One Risk- Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage

Peer Comparison Financial Measures 11 Nasdaq: BMRC BMRC Q1 2021 Peer Median Q1 2021 Percentile Non-Interest Bearing/Total Deposits 54.4% 36.6% 100% Gross Loan Growth Rate (year over year) 15.1% 13.4% 59.0 % NPAs/Assets 0.3% 0.2% 40.9 % Efficiency Ratio 62.1% 57.5% 27.9 % Return on Average Assets 1.2% 1.3% 47.9 % Return on Average Equity 10.2% 12.7% 24.7 % Tangible Common Equity/ Tangible Assets 10.5% 8.9% 94.5 % Net Income/FTE Annualized $ 126.9 $ 100.4 72.2 % Peers are major exchange-traded U.S. Western-region banks with $1 billion to $6.5 billion in assets. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of Q1 2021.

YTD June 2021 Results: BMRC & AMRB 12 Nasdaq: BMRC BMRC AMRB YTD 2021  YTD 2021 vs YTD 2020 YTD 2021  YTD 2021 vs YTD 2020 Earnings $18.2MM $3.6MM $5.0MM $1.8MM Diluted EPS $1.37 $0.30 $0.84 $0.30 Deposit Cost 0.07% (8 bps) 0.08% (17 bps) Total Deposits $2,684MM ($96.0MM) $788MM $46.0MM Total Loans 1 $2,003MM ($107.0MM) $434MM ($32.4 MM) Tax Equivalent NIM 3.28% (42 bps) 3.51% (9 bps) Efficiency Ratio 2 61.43% 669 bps 56.44% (335 bps) Return on Assets 1.21% 16 bps 1.12% 29 bps Return on Equity 10.47% 194 bps 10.83% 344 bps 1 BMRC's gross SBA PPP loans totaled $254.8 million at June 30, 2021, compared to $307.0 million at June 30, 2020 (a decrease of $52.2 million). AMRB's gross SBA PPP loans totaled $25.8 million at June 30, 2021, compared to $75.8 million at June 30, 2020 (a decrease of $50.0 million). 2 In the second quarter of 2021, the (reversal of) or provision for credit losses on unfunded commitments was reclassified out of non-interest expense and included as a separate line item under net interest income in the consolidated statements of comprehensive income for all periods presented. Efficiency ratios for all periods reported have been updated to reflect the reclassification.

AMRB Acquisition Status Update – as of August 6, 2021 13 Nasdaq: BMRC Source: S&P Global, California Credit Union League, Bureau of Labor Statistics, Colliers International, and Greater Sacramento Economic Council. 7 89 52 51 153 51 4 39 67 77 77 77 • The terms of the merger agreement were met and the merger was completed on 8/6/2021. • Teams from Bank of Marin and legacy American River Bank are working to: ◦ Develop regional growth strategies for Greater Sacramento and Amador County ◦ Host executive visits with legacy American River Bank clients ◦ Identify regional community events to attend post close ◦ Lay the groundwork for a seamless systems conversion

Appendix Acquisition Announcement Investor Presentation – April 19, 2021 (Based on information known as of April 19, 2021 which may differ from consummation of the merger on August 6, 2021.)

7 89 52 51 153 51 4 39 67 77 77 77 Bank of Marin Expands Northern California Presence with Merger of Bank of Marin and American River Bank Acquisition Announced April 19, 2021

Strategic Rationale 16 Nasdaq: BMRC 7 89 52 51 153 51 4 39 67 77 77 77 Strategic Rationale Financially Attractive • 14.2% accretive to 2022 earnings per share (fully phased-in cost savings) • 3.9% tangible book value dilution with a 3.5 year earnback • >15% internal rate of return • Robust pro forma capital ratios • Expands combined company footprint across the Greater Bay Area, Sacramento and Amador regions ◦ Creates a $4.0 billion bank that is well positioned to become the preeminent business bank serving Northern California ◦ Increases efficiency and spreads costs across a diversified geographic footprint ◦ Increased capital enhances lending capabilities for American River Bank customers • Builds immediate scale in highly attractive Northern California markets ◦ Combined company would be one of the largest community banks by market capitalization headquartered in Northern California(1)(2) • American River Bank is a high quality, relationship-based business bank ◦ Community-focused bank headquartered in the Greater Sacramento region ◦ Total assets of $916 million, total loans of $475 million and total deposits of $789 million ◦ Disciplined credit and risk management cultures • Aligned loan and deposit strategies allows for a seamless integration of business models ◦ Enhances already strong core deposit base • Similar cultures committed to providing exceptional client service and dedication to local communities 1. Includes banks with less than $10 billion in assets headquartered north of Ventura, Los Angeles, and San Bernardino counties. 2. Market data as of 4/16/2021.

American River Bankshares (NASDAQ: AMRB) Overview 17 Nasdaq: BMRC Branch Locations Financial Highlights as of 3/31/20217 89 52 51 153 51 4 39 67 77 77 77 193 50 20 Source: Company documents, S&P Global, FactSet, and FDIC Summary of Deposits. Note: Deposit market share data as of 6/30/2020. Excludes non-retail deposits. 1. Based on common shares outstanding of 5,962,466 as of 3/31/2021. 2. Consensus estimates per FactSet. (1) (1) (2) • AMRB (10) • AMRB HQ • Headquarters: Rancho Cordova, CA • Strong NorCal presence: 10 full-service branches providing business banking services in Sacramento, Amador, Sonoma, and Placer counties • Organic Growth in Current Markets: Low cost of core deposits, robust sales culture, and an extraordinary client experience • Lending Expertise: Commercial real estate, small business ($1-$50mm), wholesalers/manufacturers, professionals, and property managers • Relationship Banking: Customized financial services for businesses, business owners, their families and employees Company Highlights Deposit Market Share by County

Greater Sacramento Region Market Highlights 18 Nasdaq: BMRC • American River Bank expands BMRC’s presence into a growing Greater Sacramento Region ◦ The Greater Sacramento region has a population of ~2.6 million ◦ The population of Sacramento-Roseville-Folsom MSA is expected to grow 3.6% from 2021 to 2026, compared to 2.6% for the state of California and 2.9% nationwide ◦ Additionally, household income is expected to grow 13.0% from 2021 to 2026, compared to only 9.0% nationwide • In the last year, the region has been ranked the top migration destination for people looking to relocate, driven in part by newly remote workers seeking a more affordable lifestyle while still accessible to everything Northern California has to offer ◦ Ample amount of available low-rise, campus-style office space for companies to open satellite offices to follow employees migrating into the region ◦ Increasingly attractive market for companies seeking educated, young professionals from a number of universities including UC Davis, Sacramento State University, and University of the Pacific • Sacramento’s Downtown and Midtown areas have been experiencing a renaissance and reinvigoration ◦ $6 billion invested in new development since the opening of the Golden 1 Center in 2016 ◦ New residential and hospitality projects are poised to transform Sacramento’s urban core into a true live/work/play destination Source: S&P Global, California Credit Union League, Bureau of Labor Statistics, Colliers International, and Greater Sacramento Economic Council. 7 89 52 51 153 51 4 39 67 77 77 77

Pro Forma Profile 19 Nasdaq: BMRC Enhanced Northern California Branch Footprint Top 5 Markets of Operation7 89 52 51 153 51 4 39 67 77 77 77 193 50 20 Financial Highlights as of 3/31/2021 • BMRC (21) • BMRC HQ • AMRB (10) • AMRB HQ Sorted by pro forma deposits 1 2 3 4 5 Marin Sacramento Sonoma Alameda Napa Deposits ($mm) Market Rank $1,816 $437 $396 $287 $223 3 12 12 19 8 County Source: S&P Global and FDIC Summary of Deposits. Deposit market data as of 6/30/2020. Market data as of 4/16/2021. 1. Includes full service branches only. 2. Excludes purchase accounting adjustments. 3. Based on the sum of Q1 2021 reported earnings and Q2 2021 through Q4 2021 quarterly consensus estimates per FactSet. # of Branches(1) 10 4 7 3 2 Note: Deposits for Amador, Placer and San Francisco counties not listed.

Transaction Assumptions 20 Nasdaq: BMRC 7 89 52 51 153 51 4 39 67 77 77 77 Earnings • ~$3.4 million, or 0.50% of AMRB’s non-time deposits • Amortized sum-of-the-year digits over 10 years Cost Savings Transaction Expenses Fair Market Value Adjustments Core Deposit Intangibles • Consensus earnings estimates for both companies • ~$6.1 million, or 35.0% of AMRB’s standalone noninterest expense base • 25% phase-in during 2021, 90% phase-in during 2022, and 100% thereafter • $9.5 million after-tax or 7.1% of aggregate deal value • Total gross credit mark of $6.6 million, or 1.56% of AMRB’s loan portfolio (excl. PPP) – $0.3 million, or 4.7% of total gross credit mark associated with purchase credit deteriorated (“PCD”) loans, recorded into ACL (5.00% of estimated PCD loans) – $6.3 million, or 95.3% of gross loan credit mark associated with non-PCD loans, recorded as a discount to loan value; amortized into earnings over 4 years (1.52% of non-PCD loans) • Provision expense of $6.3 million to be taken immediately after close, included in pro forma tangible book value • Positive loan interest rate mark of $5.2 million or 1.25% of AMRB’s loan portfolio (excl. PPP); amortized from earnings straight-line over 4 years • AOCI netted for fair market value reduction of $1.5 million pretax; amortized into earnings straight line over 4 years • Fixed asset write-up $1.3 million on AMRB’s Healdsburg branch; 50% depreciated straight-line over 25 years

Transaction Overview 21 Nasdaq: BMRC 7 89 52 51 153 51 4 39 67 77 77 77 1. Based on BMRC’s stock price of $39.06 as of 4/16/2021. 2. Includes consideration paid for AMRB shares and the value of AMRB options paid out in cash by BMRC. 3. For the period ended 3/31/2021. 4. Core deposits equal to total deposits less time deposits greater than $100,000. Transaction Overview Fixed Exchange Ratio Consideration Mix Pro Forma Ownership Board of Directors Due Diligence Required Approvals Transaction Valuation • 0.575 BMRC shares issued for each AMRB common share outstanding • 100% Stock • 79.5% BMRC | 20.5% AMRB • 2 AMRB Board members to join BMRC Board of Directors • Completed, including extensive loan and compliance review • BMRC and AMRB shareholder approvals, and other customary regulatory approvals Per Share Purchase Price(1) Price / Tangible Book Value Price / LTM Earnings(3) Price / 2022 Earnings Transaction Value(1)(2) $22.46 1.75x 15.9x 17.1x $134.5 million 2022 EPS Accretion TBV Dilution | Earnback Internal Rate of Return TCE / TA Ratio Total Capital Ratio Transaction Metrics 12.9% 3.9% | 3.5 yrs >15% 10.8% 17.3% Expected Closing • Q3 2021 2022 EPS Accretion (fully phased in cost savings) 14.2% Core Deposit Premium(4) 7.9%

Pro Forma Loan and Deposit Composition 22 Nasdaq: BMRC Bank of Marin Bancorp American River Bankshares Pro Forma Source: S&P Global. Financial data as of 12/31/2020. Note: Pro forma excludes purchase accounting adjustments.

Contact Us 23 Nasdaq: BMRC Russell A. Colombo Chief Executive Officer (415) 763-4521 russcolombo@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Tim Myers President & Chief Operating Officer (415) 763-4970 timmyers@bankofmarin.com Media Requests: Beth Drummey VP, Marketing & Corporate Communications (415) 328-3063 bethdrummey@bankofmarin.com